UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 13, 2009

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 16, 2009, MainSource Financial Group, Inc. (the “Company”) entered into a Letter Agreement with the United States Department of Treasury (the “Treasury Department”) as part of the Treasury Department’s Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 (“EESA”).  Pursuant to the Securities Purchase Agreement-Standard Terms (“Securities Purchase Agreement”) attached to the Letter Agreement, the Company issued to the Treasury Department 57,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Designated Preferred Stock”), having a liquidation amount per share of $1,000, for a total price of $57,000,000 and a warrant (“Warrant”) to purchase up to 571,906 shares (“Warrant Shares”) of the Company’s common stock, at an initial per share exercise price of $14.95, for an aggregate purchase price of $8,549,994.70.  The Designated Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

The Designated Preferred Stock pays cumulative dividends at a rate of 5% per year for the first five years and 9% per year thereafter.  The Company may not redeem the Designated Preferred Stock during the first three years except with the proceeds from one or more “Qualified Equity Offerings” (as defined in the Articles of Amendment of the Company’s Restated Articles of Incorporation described in Item 5.03).  After three years, the Company may, at its option, redeem the Designated Preferred Stock for the liquidation amount of $1,000 per share, plus any accrued and unpaid dividends.  The restrictions on redemption of the Designated Preferred Stock are described in Item 3.03 below.  The Designated Preferred Stock is generally non-voting.

Pursuant to the Securities Purchase Agreement, until the Department of Treasury no longer owns any shares of the Designated Preferred Stock, the Warrant or Warrant Shares, the Company’s employee benefit plans and other executive compensation arrangements for the Senior Executive Officers must continue to comply in all respects with Section 111(b) of the EESA.  The Company’s “Senior Executive Officers” are Archie M. Brown, Jr., President and Chief Executive Officer, James M. Anderson, Senior Vice President and Chief Financial Officer, Jeffrey C. Smith, Chief Operating Officer, Jennifer Bullard, Director of Human Resources, and Daryl R. Tressler, Chairman, President and Chief Executive Officer of MainSource Bank.  As described in Item 5.02 below, each of the Senior Executive Officers entered into a Senior Executive Officer Letter Agreement and Waiver on January 16, 2009.

As part of its purchase of the Designated Preferred Stock, the Treasury Department received the Warrant to purchase 571,906 shares of the Company’s Common Stock at an initial per share exercise price of $14.95.  The Warrant provides for the adjustment of the exercise price and the number of shares of the Company’s common stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of Company Common Stock, and upon certain issuances of the Company Common Stock at or below a specified price relative to the initial exercise price.  The term of the Warrant is ten years.  If the Company completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in the Company receiving aggregate gross proceeds equal to at least $57,000,000, then the number of Warrant Shares will be reduced by 50% of the original number of Warrant Shares.  Pursuant to the Securities Purchase Agreement, the Treasury

Department has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.

The foregoing description of the Securities Purchase Agreement, the Designated Preferred Stock, the Warrant, the Senior Executive Officer Letter Agreement and the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Warrant, the Form of Senior Executive Officer Letter Agreement and the Form of Waiver which are attached hereto as Exhibits 10.1, 4.2, 10.2 and 10.3 respectively, and are incorporated into this Item 1.01 by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the issuance of Designated Preferred Stock is incorporated by reference into this Item 3.02.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Prior to January 16, 2012, unless the Company has redeemed the Designated Preferred Stock or the Treasury Department has transferred the Designated Preferred Stock to a third party, the consent of the Treasury Department will be required for the Company to (i) increase its Common Stock dividend or (ii) repurchase the Common Stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Securities Purchase Agreement.

Furthermore, under the Articles of Amendment to the Company’s Restated Articles of Incorporation described in Item 5.03, the Company’s ability to declare or pay dividends or repurchase its Common Stock or other equity or capital securities will be subject to restrictions in the event the Company fails to declare or pay full dividends on the Designated Preferred Stock.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the events described above under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated herein by reference, on January 16, 2009, each of the Company’s Senior Executive Officers entered in a Senior Executive Officer Letter Agreement with the Company for the purpose of amending each of the Senior Executive Officer’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) in order to comply with the executive compensation and corporate governance requirements of Section 111(b) of the EESA.  Each of the Senior Executive Officers also executed a Waiver voluntarily waiving any claim against the Company or the Treasury for any changes to such person’s compensation and benefits required to comply with Section 111(b) of the EESA.  The form of the Senior Executive Officer Letter Agreement and the form of Waiver is attached as Exhibit 10.2 and 10.3 hereto, respectively, and are incorporated into this Section 5.02 by reference.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 13, 2009, the Company filed Articles of Amendment to the Company’s Restated Articles of Incorporation with the Indiana Secretary of State, which (i) designated a series of preferred stock as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A,” (ii) authorized 57,000 shares of Designated Preferred Stock, and (iii) set forth the voting and other powers, designations, preferences and relative, participating, option or other rights, and the qualifications, limitations or restrictions thereof, of the Designated Preferred Stock.

The Articles of Amendment to the Company’s Restated Articles of Incorporation are filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment to the Restated Articles of Incorporation of MainSource Financial Group, Inc.

Exhibit 4.1	Form of Certificate for the MainSource Financial Group, Inc. Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

Exhibit 4.2	Warrant for the Purchase of shares of MainSource Financial Group, Inc. Common Stock.

Exhibit 10.1

Letter Agreement, dated January 16, 2009, between MainSource Financial Group, Inc. and the United States Department of Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto.

Exhibit 10.2	Form of Senior Executive Officer Letter Agreement.

Exhibit 10.3	Form of Waiver

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2009

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment to the Restated Articles of Incorporation of MainSource Financial Group, Inc.

Exhibit 4.1	Form of Certificate for the MainSource Financial Group, Inc. Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

Exhibit 4.2	Warrant for the Purchase of shares of MainSource Financial Group, Inc. Common Stock.

Exhibit 10.1

Letter Agreement, dated January 16, 2009, between MainSource Financial Group, Inc. and the United States Department of Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto.

Exhibit 10.2	Form of Senior Executive Officer Letter Agreement.

Exhibit 10.3	Form of Waiver